SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                            F O R M 8-K/A Number 1

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                Date of Report
                               October 29, 1996



                         Abraxas Petroleum Corporation
            (Exact name of registrant as specified in its charter)


                                    Nevada
                (State or other jurisdiction of incorporation)


0-19118                                                     74-2584033
(Commission File Number)               (I.R.S. Employer Identification Number)



                        500 N. Loop 1604 East, Suite 100
                             San Antonio, Texas78232
                    (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (210) 490-4788







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      Item 7(c) of the Registrant's  Current Report on Form 8-K filed on October
15, 1996 is hereby amended to read in its entirety as follows:



      (c) The following exhibits are filed as part of this report:

NUMBER                                                DOCUMENT

10.1 Credit Agreement dated September 30, 1996 between Abraxas Petroleum Corporation and Bankers Trust Company (Previously filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on October 15, 1996).

10.2 Purchase and Sale Agreement dated May 22, 1996 between Abraxas Petroleum Corporation and Enserch Exploration, Inc.(Previously filed as Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed on October 15, 1996).

23.1                                      Consent of Deloitte & Touche LLP.

                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          ABRAXAS PETROLEUM CORPORATION


                                    By: /s/ Chris Williford
                                    --------------------------
                                    Chris Williford, Executive Vice President/
                                    Chief Financial Officer